Page	1

Exhibit (h)(2)

SCHEDULE A

PROSHARES TRUST EXPENSE LIMITATION AGREEMENT

Period:

October 1, 2012 – September 30, 2013

Fund Name	Expense Limit
ProShares Ultra S&P500	0.95%
ProShares Ultra MidCap400	0.95%
ProShares Ultra Dow30	0.95%
ProShares Ultra QQQ	0.95%
ProShares Short S&P500	0.95%
ProShares Short MidCap400	0.95%
ProShares Short Dow30	0.95%
ProShares Short QQQ	0.95%
ProShares UltraShort S&P500	0.95%
ProShares UltraShort MidCap400	0.95%
ProShares UltraShort Dow30	0.95%
ProShares UltraShort QQQ	0.95%
ProShares Ultra Russell2000	0.95%
ProShares Ultra SmallCap600	0.95%
ProShares Ultra Russell1000 Value	0.95%
ProShares Ultra Russell1000 Growth	0.95%
ProShares Ultra Russell MidCap Value	0.95%
ProShares Ultra Russell MidCap Growth	0.95%
ProShares Ultra Russell2000 Value	0.95%
ProShares Ultra Russell2000 Growth	0.95%
ProShares Ultra Basic Materials	0.95%
ProShares Ultra Consumer Goods	0.95%
ProShares Ultra Consumer Services	0.95%
ProShares Ultra Financials	0.95%
ProShares Ultra Health Care	0.95%
ProShares Ultra Industrials	0.95%
ProShares Ultra Oil & Gas	0.95%
ProShares Ultra Real Estate	0.95%
ProShares Ultra Semiconductors	0.95%
ProShares Ultra Technology	0.95%
ProShares Ultra Telecommunications(1)	0.95%
ProShares Ultra Utilities	0.95%
ProShares Short Russell2000	0.95%
ProShares Short SmallCap600	0.95%
ProShares Short Financials	0.95%
ProShares Short Oil & Gas	0.95%
ProShares Short MSCI EAFE	0.95%
ProShares Short MSCI Emerging Markets	0.95%

Page	2

Fund Name	Expense Limit
ProShares UltraShort Russell2000	0.95%
ProShares UltraShort SmallCap600	0.95%
ProShares UltraShort Russell1000 Value	0.95%
ProShares UltraShort Russell1000 Growth	0.95%
ProShares UltraShort Russell MidCap Value	0.95%
ProShares UltraShort Russell MidCap Growth	0.95%
ProShares UltraShort Russell2000 Value	0.95%
ProShares UltraShort Russell2000 Growth	0.95%
ProShares UltraShort MSCI EAFE	0.95%
ProShares UltraShort MSCI Emerging Markets	0.95%
ProShares UltraShort MSCI Japan	0.95%
ProShares UltraShort FTSE China 25	0.95%
ProShares UltraShort Basic Materials	0.95%
ProShares UltraShort Consumer Goods	0.95%
ProShares UltraShort Consumer Services	0.95%
ProShares UltraShort Financials	0.95%
ProShares UltraShort Health Care	0.95%
ProShares UltraShort Industrials	0.95%
ProShares UltraShort Oil & Gas	0.95%
ProShares UltraShort Real Estate	0.95%
ProShares UltraShort Semiconductors	0.95%
ProShares UltraShort Technology	0.95%
ProShares UltraShort Telecommunications(1)	0.95%
ProShares UltraShort Utilities	0.95%
ProShares UltraShort 7-10 Year Treasury	0.95%
ProShares Short 20+ Year Treasury	0.95%
ProShares UltraShort 20+ Year Treasury	0.95%
ProShares Ultra MSCI Emerging Markets	0.95%
ProShares Ultra MSCI EAFE	0.95%
ProShares Ultra MSCI Japan	0.95%
ProShares Ultra FTSE China 25	0.95%
ProShares UltraShort MSCI Europe(2)	0.95	%(3)
ProShares UltraShort MSCI Pacific ex-Japan	0.95%
ProShares UltraShort MSCI Brazil Capped	0.95	%(3)
ProShares UltraShort MSCI Mexico Capped IMI	0.95	%(3)
ProShares UltraPro S&P500	0.95%
ProShares UltraPro Short S&P500	0.95%
ProShares Ultra Russell3000	0.95%
ProShares UltraShort Russell3000	0.95%
ProShares Large Cap Core Plus	0.45	%(4)
ProShares Short Basic Materials	0.95%
ProShares Short FTSE China 25	0.95%
ProShares Short KBW Regional Banking	0.95%
ProShares Short Real Estate	0.95%
ProShares Ultra 20+ Year Treasury	0.95%
ProShares Ultra 7-10 Year Treasury	0.95%
ProShares Ultra KBW Regional Banking	0.95%

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Fund Name	Expense Limit
ProShares Ultra MSCI Brazil Capped	0.95	%(3)
ProShares Ultra MSCI Europe(5)	0.95	%(3)
ProShares Ultra MSCI Mexico Capped IMI	0.95	%(3)
ProShares Ultra MSCI Pacific ex-Japan	0.95%
ProShares UltraPro Dow30	0.95%
ProShares UltraPro QQQ	0.95%
ProShares UltraPro Russell2000	0.95%
ProShares UltraPro MidCap400	0.95%
ProShares UltraPro Short Dow30	0.95%
ProShares UltraPro Short QQQ	0.95%
ProShares UltraPro Short Russell2000	0.95%
ProShares UltraPro Short MidCap400	0.95%
ProShares Ultra Nasdaq Biotechnology	0.95%
ProShares UltraShort Nasdaq Biotechnology	0.95%
ProShares RAFI Long/Short	0.95%
ProShares UltraShort TIPS	0.95%
ProShares Ultra High Yield	0.95	%(3)
ProShares Short High Yield	0.95%
ProShares Ultra Investment Grade Corporate	0.95	%(3)
ProShares Short Investment Grade Corporate	0.95%
ProShares Short 7-10 Year Treasury	0.95%
ProShares UltraShort 3-7 Year Treasury	0.95%
ProShares Hedge Replication ETF	0.95%
ProShares 30 Year TIPS/TSY Spread	0.75%
ProShares Short 30 Year TIPS/TSY Spread	0.75%
ProShares German Sovereign / Sub-Sovereign ETF	0.45%
ProShares UltraPro 10 Year TIPS/TSY Spread	0.75%
ProShares UltraPro Short 10 Year TIPS/TSY Spread	0.75%
ProShares UltraPro Short 20+ Year Treasury	0.95%
ProShares USD Covered Bond	0.35%
ProShares UltraPro Financials	0.95%
ProShares UltraPro Short Financials	0.95%

Periods:

•	For the period beginning on each Fund’s date of launch until the next September 30
•	The first October 1 after each Fund’s launch until September 30 of the following year

Fund Name	Expense Limit
ProShares Ultra Precious Metals	0.95%
ProShares Short Russell1000	0.95%
ProShares Short Russell1000 Growth	0.95%
ProShares Short Russell MidCap	0.95%
ProShares Short Russell MidCap Value	0.95%
ProShares Short Russell MidCap Growth	0.95%
ProShares Short Russell2000 Value	0.95%
ProShares Short Russell1000 Value	0.95%
ProShares Short Russell2000 Growth	0.95%
ProShares Short Biotechnology	0.95%

Page	4

Fund Name	Expense Limit
ProShares Short Consumer Goods	0.95%
ProShares Short Consumer Services	0.95%
ProShares Short Health Care	0.95%
ProShares Short Industrials	0.95%
ProShares Short Precious Metals	0.95%
ProShares Short Semiconductors	0.95%
ProShares Short Technology	0.95%
ProShares Short Telecommunications(1)	0.95%
ProShares Short Utilities	0.95%
ProShares UltraShort Precious Metals	0.95%
ProShares Short MSCI Japan	0.95%
ProShares Ultra Biotechnology	0.95%
ProShares Ultra NASDAQ Composite	0.95%
ProShares Ultra Telecommunications(6)	0.95%
ProShares Short NASDAQ Biotechnology	0.95%
ProShares Short NASDAQ Composite	0.95%
ProShares Short Telecommunications(6)	0.95%
ProShares UltraShort NASDAQ Composite	0.95%
ProShares UltraShort Telecommunications(6)	0.95%
ProShares UltraShort High Yield	0.95%
ProShares UltraShort Biotechnology	0.95%
ProShares Ultra Russell1000	0.95%
ProShares Ultra Russell MidCap	0.95%
ProShares Ultra Aggregate Bond	0.95%
ProShares Ultra DJ Wilshire Total Market	0.95%
ProShares Ultra MSCI Latin America	0.95%
ProShares Ultra MSCI BRIC	0.95%
ProShares Ultra S&P Europe 350	0.95%
ProShares Ultra MSCI South Korea	0.95%
ProShares Ultra MSCI Taiwan	0.95%
ProShares Ultra MSCI Australia	0.95%
ProShares Ultra MSCI Hong Kong	0.95%
ProShares Short Aggregate Bond	0.95%
ProShares Short DJ Wilshire Total Market	0.95%
ProShares Short Russell 3000	0.95%
ProShares Short MSCI Pacific ex-Japan	0.95%
ProShares Short MSCI Latin America	0.95%
ProShares Short MSCI Europe	0.95%
ProShares Short MSCI BRIC	0.95%
ProShares Short S&P Europe 350	0.95%
ProShares Short MSCI Brazil	0.95%
ProShares Short MSCI South Korea	0.95%
ProShares Short MSCI Taiwan	0.95%
ProShares Short MSCI Australia	0.95%
ProShares Short MSCI Hong Kong	0.95%
ProShares Short MSCI Mexico Investable Market	0.95%
ProShares UltraShort Russell1000	0.95%

Page	5

Fund Name	Expense Limit
ProShares UltraShort Russell MidCap	0.95%
ProShares UltraShort Aggregate Bond	0.95%
ProShares UltraShort DJ Wilshire Total Market	0.95%
ProShares UltraShort MSCI Latin America	0.95%
ProShares UltraShort MSCI BRIC	0.95%
ProShares UltraShort S&P Europe 350	0.95%
ProShares UltraShort MSCI Hong Kong	0.95%
ProShares UltraShort MSCI Australia	0.95%
ProShares UltraShort MSCI Taiwan	0.95%
ProShares UltraShort MSCI South Korea	0.95%
ProShares UltraShort KBW Regional Banking ProShares UltraShort Investment Grade Corporate	0.95 0.95	% %
ProShares MSCI Latin America	0.95%
ProShares UltraPro MSCI EAFE	0.95%
ProShares UltraPro 7-10 Year Treasury	0.95%
ProShares UltraPro 20+ Year Treasury	0.95%
ProShares UltraPro MSCI Emerging Markets	0.95%
ProShares UltraPro Short MSCI EAFE	0.95%
ProShares UltraPro Short 7-10 Year Treasury	0.95%
ProShares UltraPro Short MSCI Emerging Markets	0.95%
ProShares Ultra TIPS	0.95%
ProShares Short TIPS	0.95%
ProShares Ultra Gold Miners	0.95%
ProShares Short Gold Miners	0.95%
ProShares UltraShort Gold Miners	0.95%
ProShares Ultra MSCI Canada	0.95%
ProShares Short MSCI Canada	0.95%
ProShares UltraShort MSCI Canada	0.95%
ProShares Ultra S&P Retail	0.95%
ProShares Short S&P Retail	0.95%
ProShares UltraShort S&P Retail	0.95%
ProShares UltraPro 3-7 Year Treasury	0.95%
ProShares UltraPro Short 3-7 Year Treasury	0.95%
ProShares Ultra 3-7 Year Treasury	0.95%
ProShares Short 3-7 Year Treasury	0.95%
[Portions of this schedule have been redacted]
ProShares Sovereign Fiscal Strength ETF	0.45%
[Portions of this schedule have been redacted]
ProShares MSCI EAFE – 15% Volatility	0.95%
ProShares MSCI Emerging Markets – 15% Volatility	0.95%
ProShares Russell 2000 – 15% Volatility	0.95%
ProShares S&P Midcap 400 – 15% Volatility	0.95%

Page	6

Fund Name	Expense Limit
ProShares NASDAQ 100 – 15% Volatility	0.95%
ProShares Russell 1000 – 15% Volatility	0.95%
ProShares Dow 30 – 15% Volatility	0.95%
ProShares Merger ETF	0.75%
ProShares Global Listed Private Equity ETF	0.60%
ProShares UltraPro Oil & Gas	0.95%
ProShares UltraPro Short Oil & Gas	0.95%
[Portions of this schedule have been redacted]
ProShares Global Direct Infrastructure ETF	0.45%

PROSHARE ADVISORS LLC	PROSHARES TRUST
A Maryland limited liability company	a Delaware statutory trust

By:	/s/ Michael L. Sapir	By:	/s/ Louis M. Mayberg
	Michael L. Sapir Chief Executive Officer		Louis M. Mayberg President

Adopted:	December 15, 2005

Amended:	December 15, 2006	September 9, 2009	February 24, 2012
	January 23, 2007	March 3, 2010	March 14, 2012
	July 31, 2007	June 7, 2010	June 6, 2012
	September 18, 2007	September 21, 2010	September 10, 2012
	December 10, 2007	September 19, 2011	December 11, 2012
	March 12, 2008	December 14, 2011	March 12, 2013
September 15, 2008
December 16, 2008

[1]	Benchmark Index: Dow Jones U.S. Select Telecommunications Index.
[2]	Effective on or after April 15, 2013, the Fund’s name will change to “ProShares UltraShort Europe”.
[3]	The expense limit for this Fund will also be effected for a second period, from October 1, 2013 through September 30, 2014.
[4]

Effective February 7, 2013, the Fund’s expense limit was reduced from 0.95% to 0.45%. This reduced expense limit will continue in effect through September 30, 2013. The reduced expense limit will also be effected for a second period, from October 1, 2013 through September 30, 2014.

[5]	Effective on or after April 15, 2013, the Fund’s name will change to “ProShares Ultra Europe”.
[6]	Benchmark Index: Dow Jones U.S. Telecommunications Index.